UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 15, 2003

RENAISSANCE LEARNING, INC.

(Exact name of registrant as specified in its charter)

Wisconsin	0-22187	39-1559474
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2911 Peach Street P.O. Box 8036 Wisconsin Rapids, Wisconsin 54495-8036 (Address of principal executive offices)

Registrant’s telephone number, including area code:  (715) 424-3636

Item 7.  Financial Statements and Exhibits.

(c)

Exhibits

Exhibit No.	Description
99.1 99.2	Press Release dated October 15, 2003 (with third quarter financials) Transcript of Investor Conference Call on October 15, 2003

These Exhibits are furnished pursuant to Item 12 and shall not be deemed to be “filed.”

Item 12.  Results of Operations and Financial Condition.

On October 15, 2003, Renaissance Learning, Inc. (the “Company”) issued a press release regarding financial results for the third quarter of 2003.  On the same date, the Company held a conference call, which was open to the public, to discuss these results.  A copy of the October 15, 2003 press release and a transcript of the related conference call are attached hereto as exhibits and incorporated herein by reference.

The information in this Report, including the Exhibits, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liability of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, regardless of any general incorporation language in such filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  October 15, 2003

RENAISSANCE LEARNING, INC.

By:

/s/ Steven A. Schmidt

Steven A. Schmidt

Executive Vice President, Chief Financial Officer and Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1 99.2	Press Release dated October 15, 2003 (with third quarter financials) Transcript of Investor Conference Call on October 15, 2003